DEBT	12 Months Ended
Mar. 31, 2020
DEBT [Abstract]
DEBT
Note 8 — DEBT

Debt consisted of the following (in thousands):

	Successor	Predecessor
	March 31, 2020	March 31, 2019
8.75% Senior Secured Notes (1)	$—	$347,400
4½% Convertible Senior Notes (1)	—	112,944
6¼% Senior Notes (1)	—	401,535
Term Loan	61,500	—
Lombard Debt (2)	136,180	183,450
Macquarie Debt (2)	148,165	171,028
PK Air Debt (2)	207,326	212,041
Airnorth Debt (2)	7,618	11,058
Humberside Debt	335	—
Other Debt	—	9,168
Unamortized debt issuance costs (3)	—	(21,771)
Total debt	561,124	1,426,853
Less short-term borrowings and current maturities of long-term debt	(45,739)	(1,418,630)
Total long-term debt	$515,385	$8,223

(1)	These notes were settled in accordance with the Plan. See Note 2 for further details.

(2)
In connection with the Company’s emergence from bankruptcy and the application of ASC 852, the Company adjusted debt to its aggregate respective fair value at the Effective Date by a reduction of $57.7 million. The adjustments as of December 31, 2019 were as follows: $30.0 million for the Lombard Debt, $11.7 million for the Macquarie Debt, $13.3 million for the PK Air Debt and $0.7 million for the Airnorth Debt.

(3)	All unamortized debt issuance costs were written off as of October 31, 2019 (Predecessor).

Classification of Debt — As discussed in Note 1, on the Petition Date, the Debtors filed the Chapter 11 Cases in the Bankruptcy Court seeking relief under Chapter 11 of the Bankruptcy Code. The Debtors’ Chapter 11 Cases were jointly administered under the caption In re: Bristow Group Inc., et al., Main Case No. 19-32713. During the pendency of the Chapter 11 Cases, the Debtors continued to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Chapter 11 Cases and other defaults under the Company’s debt agreements resulted in the debt being classified as current as of March 31, 2019 (Predecessor).

Waiver of Defaults — Prior to the Petition Date and during the Chapter 11 Cases, the Company entered into waiver letters with respect to certain of its debt agreements, including the PK Credit Agreement; the term loan credit agreement, dated as of February 1, 2017, among Bristow U.S. LLC, the several banks, other financial institutions and other lenders from time to time party thereto and Macquarie Bank Limited, as administrative agent and as security agent (as amended, the “Macquarie Credit Agreement”); the ABL Facility; the term loan credit agreement, dated as of November 11, 2016, among Bristow Aircraft Leasing Limited (“BALL”), as borrower, the lenders from time to time party thereto and Lombard North Central plc, as administrative agent and as security trustee (the “BALL Lombard Credit Agreement”); the term loan credit agreement, dated as of November 11, 2016, among Bristow U.S. Leasing LLC, as borrower, the lenders from time to time party thereto and Lombard North Central plc, as administrative agent and as security trustee (the “BULL Lombard Credit Agreement”); and certain other secured equipment financings and leases. Pursuant to such waiver letters, the Company received waivers of certain breaches, defaults, events of default or cross-defaults under such debt agreements. As discussed below under “— Events of Default,” the filing of the Chapter 11 Cases constituted an event of default under the PK Credit Agreement, the BULL Lombard Credit Agreement and the Macquarie Credit Agreement.

Events of Default — The filing of the Chapter 11 Cases constituted an event of default under the following instruments and agreements:

•
the Third Supplemental Indenture, dated as of October 12, 2012, to the Indenture, dated as of June 17, 2008 (the “Base Indenture”), among the Company, the guarantors named therein and Wilmington Trust, National Association, as successor trustee to U.S. Bank National Association (“U.S. Bank”), and the Company’s 6¼% Senior Notes issued thereunder;

•
the Sixth Supplemental Indenture to the Base Indenture, dated as of December 18, 2017, among the Company, the guarantors named therein and Delaware Trust Company, as successor trustee to U.S. Bank, and the Company’s 4½% Convertible Senior Notes issued thereunder;

•
the Indenture, dated as of March 6, 2018, among the Company, the guarantors named therein and U.S. Bank, as trustee and collateral agent (the “Secured Indenture”), and the Company’s 8.75% Senior Secured Notes issued thereunder;

•	the PK Credit Agreement;

•	the Macquarie Credit Agreement;

•	the BULL Lombard Credit Agreement; and

•	various aircraft operating leases and real estate leases.

The instruments and agreements described above provided that, as a result of the commencement of the Chapter 11 Cases, the financial obligations thereunder, including for the debt instruments any principal amount, together with accrued interest thereon, are immediately due and payable. However, any efforts to enforce payment of such financial obligations under such instruments and agreements were automatically stayed as a result of the filing of the Chapter 11 Cases and the holders’ rights of enforcement in respect of such financial obligations were subject to the applicable provisions of the Bankruptcy Code.

8.75% Senior Secured Notes due 2023— On March 6, 2018, the Company issued and sold $350 million of 8.75% Senior Secured Notes in a private offering to eligible purchasers pursuant to Rule 144A and Regulation S under the Securities Act for proceeds of $346.6 million. The 8.75% Senior Secured Notes were initially fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by certain of the Company’s U.S. subsidiaries (the “Guarantor Subsidiaries”) and were secured by first priority security interests on substantially all of the tangible and intangible personal property of Bristow Group Inc. and the Guarantor Subsidiaries (other than certain excluded assets) (the “Collateral”) as collateral security for their obligations under the 8.75% Senior Secured Notes, subject to certain permitted encumbrances and exceptions. Certain of the security interests were granted in connection with the execution and delivery of the Secured Indenture, while security interests covering approximately 77 aircraft were granted within the periods described in the Secured Indenture.

The 8.75% Senior Secured Notes bore interest at a rate of 8.75% per year, payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2018. The 8.75% Senior Secured Notes would have matured on March 1, 2023, subject to earlier mandatory redemption if more than $125 million principal amount of the 6¼% Senior Notes plus the principal amount of any indebtedness incurred to refinance the 6¼% Senior Notes that matures or is required to be repaid prior to June 1, 2023 remains outstanding as of June 30, 2022.

On August 12, 2019, the Company commenced a tender offer (the “Tender Offer”) to purchase for cash its outstanding 8.75% Senior Secured Notes, up to an aggregate principal amount that would not result in an aggregate purchase price (including accrued and unpaid interest to, but not including, the settlement date) that exceeded $75.0 million. On September 11, 2019, the Company completed the Tender Offer, purchasing $74.8 million aggregate principal amount of the 8.75% Senior Secured Notes for $74.8 million, plus accrued and unpaid interest of $0.2 million, using funds borrowed under the DIP Credit Agreement. Additionally, per the Plan, the holders of the 8.75% Senior Secured Notes claims received 97% of the outstanding balance in cash and the remaining 3% in rights to participate in the Rights Offering.

In accordance with the Plan, on the Effective Date, all outstanding obligations under the 8.75% Senior Secured Notes, including the Secured Indenture governing such obligations, were cancelled, except to the limited extent expressly set forth in the Plan. See Note 2 for further details.

4½% Convertible Senior Notes — On December 18, 2017, the Company issued and sold $143.8 million of 4½% Convertible Senior Notes. The 4½% Convertible Senior Notes were unsecured senior obligations and were jointly and severally guaranteed on a senior unsecured basis by the Guarantor Subsidiaries. The 4½% Convertible Senior Notes bore interest at a rate of 4.50% per year and interest was payable on June 1 and December 1 of each year, beginning on June 1, 2018. The 4½% Convertible Senior Notes would have matured on June 1, 2023 and could not be redeemed by the Company prior to maturity.

The 4½% Convertible Senior Notes were convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election. The Company had initially elected combination settlement. The initial conversion price of the 4½% Convertible Senior Notes was approximately $15.64 (subject to adjustment in certain circumstances), based on the initial conversion rate of 63.9488 common shares per $1,000 principal amount of 4½% Convertible Senior Notes. Prior to December 1, 2022, the 4½% Convertible Senior Notes would have been convertible only upon the occurrence of certain events and during certain periods, and thereafter, until the close of business on the second scheduled trading day immediately preceding the maturity date.

Accounting standards require that convertible debt which may be settled in cash upon conversion (including partial cash settlement) be accounted for with a liability component based on the fair value of similar nonconvertible debt and an equity component based on the excess of the initial proceeds from the convertible debt over the liability component. Such excess represents proceeds related to the conversion option and is recorded as additional paid-in capital. The liability was recorded at a discount, which was amortized as additional non-cash interest expense over the term of the 4½% Convertible Senior Notes. The balance of the debt and equity components of the Company’s 4½% Convertible Senior Notes prior to the settlement of the 4½% Convertible Senior Notes in accordance with the Plan were as follows (in thousands):

March 31, 2019

Equity component - net carrying value (1)	$36,778
Debt component:
Face amount due at maturity	$143,750
Unamortized discount	(30,806)
Debt component - net carrying value	$112,944

(1) Net of equity issuance costs of $1.0 million.

Prior to May 11, 2019, the remaining debt discount was amortized to interest expense over the term of the 4½% Convertible Senior Notes using the effective interest rate. The effective interest rate for April 1, 2019 to May 11, 2019 (Predecessor) was 11.0%. Interest expense related to the 4½% Convertible Senior Notes was as follows (in thousands):

	Successor	Predecessor
	Five Months Ended March 31, 2020	Seven Months Ended October 31, 2019
			Fiscal Year Ended March 31,
			2019	2018
Contractual coupon interest	$—	$715	$6,475	$1,851
Amortization of debt discount	—	648	5,547	1,454
Total interest expense	$—	$1,363	$12,022	$3,305

As of May 11, 2019, the Company determined that the 4½% Convertible Senior Notes were an allowed claim and therefore reclassified the balance to liabilities subject to compromise and discontinued accruing interest on these obligations. Contractual interest on the 4½% Convertible Senior Notes for the seven months ended October 31, 2019 (Predecessor) was $3.8 million, which is $3.1 million in excess of reported interest expense for the seven months ended October 31, 2019 (Predecessor). In connection with reclassifying the 4½% Convertible Senior Notes to liabilities subject to compromise, the Company wrote-off $30.2 million of unamortized discount and $2.3 million of deferred financing fees included in reorganization items, net on the consolidated statements of operations.

In accordance with the Plan, on the Effective Date, all outstanding obligations under the 4½% Convertible Senior Notes, including the indentures governing such obligations, were cancelled, except to the limited extent expressly set forth in the Plan. See Note 2 for further details.

Convertible Note Call Spread Overlay — Concurrent with the issuance of the 4½% Convertible Senior Notes, the Company entered into privately negotiated convertible note hedge transactions (the “Note Hedge Transactions”) and warrant transactions (the “Warrant Transactions”) with certain financial institutions (the “Option Counterparties”). These transactions represented a Call Spread Overlay, whereby the cost of the Note Hedge Transactions the Company purchased to cover the cash outlay upon conversion of the 4½% Convertible Senior Notes was reduced by the sales price of the Warrant Transactions. Each of these transactions is described below.

The Note Hedge Transactions cost an aggregate $40.4 million and were expected generally to reduce the potential dilution and/or offset the cash payments the Company was required to make in excess of the principal amount upon conversion of the 4½% Convertible Senior Notes in the event that the market price of the Company’s common stock was greater than the strike price of the Note Hedge Transactions, which was initially $15.64 (subject to adjustment), corresponding approximately to the initial conversion price of the 4½% Convertible Senior Notes. The Note Hedge Transactions were accounted for by recording the cost as a reduction to additional paid-in capital.

The Company received proceeds of $30.3 million for the Warrant Transactions, in which it sold net-share-settled warrants to the Option Counterparties in an amount equal to the number of shares of the Company’s common stock initially underlying the 4½% Convertible Senior Notes, subject to customary anti-dilution adjustments. The strike price of the warrants was $20.02 per share (subject to adjustment), which was 60% above the last reported sale price of the Company’s common stock on the New York Stock Exchange on December 13, 2017. The Warrant Transactions could have had a dilutive effect to the Company’s stockholders to the extent the market price per share of the Company’s common stock, as measured under the terms of the Warrant Transactions, exceeded the applicable strike price of the warrants. The Warrant Transactions were accounted for by recording the proceeds received as additional paid-in capital.

The Note Hedge Transactions and the Warrant Transactions were separate transactions, in each case entered into by the Company with the Option Counterparties, and were not part of the terms of the 4½% Convertible Senior Notes and would not affect any holder’s rights under the 4½% Convertible Senior Notes. The delisting of the Company’s common stock from the New York Stock Exchange constituted an “Extraordinary Event” under the Note Hedge Transactions and the Warrant Transactions. As a result, the Note Hedge Transactions and the Warrant Transactions were cancelled on May 14, 2019. The payment obligations under the Note Hedge Transactions and the Warrant Transactions in connection with such cancellation are subject to the Chapter 11 Cases.

6¼% Senior Notes — On October 12, 2012, the Company completed an offering of $450 million of the 6¼% Senior Notes. The 6¼% Senior Notes were senior unsecured obligations and were jointly and severally guaranteed on a senior unsecured basis by the Guarantor Subsidiaries. Interest on the 6¼% Senior Notes was payable on April 15 and October 15 of each year and the 6¼% Senior Notes would have matured on October 15, 2022.

As of May 11, 2019, the Company determined that the 6¼% Senior Notes were an allowed claim and therefore reclassified the balance to liabilities subject to compromise and discontinued accruing interest on these obligations. Contractual interest on the 6¼% Senior Notes for the seven months ended October 31, 2019 (Predecessor) was $14.6 million, which is $11.9 million in excess of reported interest expense for the seven months ended October 31, 2019 (Predecessor). In connection with reclassifying the 6¼% Senior Notes to liabilities subject to compromise, the Company wrote-off $2.4 million of deferred financing fees included in reorganization items, net on the consolidated statements of operations.

In accordance with the Plan, on the Effective Date, all outstanding obligations under the 6¼% Senior Notes, including the indentures governing such obligations, were cancelled, except to the limited extent expressly set forth in the Plan. See Note 2 for further details.

Term Loan Agreement — On May 10, 2019, the Company, (together with its subsidiary BHC III as co-borrower) entered into a Term Loan Credit Agreement (the “Term Loan Agreement”) with a syndicate of institutional lenders and investors, certain subsidiaries of the Company as guarantors, and Ankura Trust Company, LLC, as administrative agent (the “Term Loan Agent”), for a senior secured term loan of $75 million (the “2019 Term Loan”).

Immediately upon entering into the Term Loan Agreement, and prior to the Petition Date, the Company and BHC III borrowed the full amount thereunder, the net proceeds of which were used for general corporate purposes, including to fund the working capital and liquidity requirements of the Company during the pendency of the Chapter 11 Cases. The full principal amount of the 2019 Term Loan is due May 10, 2022. At the Company’s election, borrowings under the 2019 Term Loan bear interest at either (x) the Eurodollar Rate (as defined in the Term Loan Agreement) or (y) the Base Rate (as defined in the Term Loan Agreement), in each case, plus an applicable margin. The Term Loan Agreement contains customary pre-payment requirements.

The Term Loan Agreement contains customary negative covenants that, among other things, restrict, subject to certain exceptions, the Company’s and its subsidiaries’ incurrence of additional indebtedness or liens, mergers, dispositions of assets, investments, restricted payments, modifications to material agreements, transactions with affiliates and fundamental changes. In addition, prior to the entry into the Fifth Term Loan Amendment (as defined herein), the Term Loan Agreement required that, on the delivery of each Variance Report (as defined in the Term Loan Agreement), total operating disbursements and total receipts of the Company and its subsidiaries for certain specified periods would not exceed (with respect to disbursements) or be less than (with respect to total receipts) the aggregate amount forecasted therefor for such period by more (with respect to disbursements) or less (with respect to total receipts) than a specified percentage of the forecasted amount. The Term Loan Agreement also contains customary affirmative covenants and customary representations and warranties.

The Term Loan Agreement specifies certain customary events of default, including, among others, failure to pay principal or interest on the 2019 Term Loan when due, the breach of representations or warranties in any material respect, non-performance of other covenants and obligations, judgments, the occurrence of certain ERISA events and certain change of control events.

In connection with the Plan, on the Effective Date, the Company entered into Amendment No. 5 to the Term Loan Agreement (the “Fifth Term Loan Amendment”), by and among the Company, BHC III, the guarantors party thereto, the lenders party thereto and the Term Loan Agent. The Fifth Term Loan Amendment amended the Term Loan Agreement in order to, among other things, (i) increase the applicable margin in respect of all outstanding term loans to 8.00% in the case of Eurodollar Rate loans and 7.00% for Base Rate loans (with increases to 9.00% and 8.00%, respectively, with respect to all such term loans outstanding after the six-month anniversary of the Effective Date), (ii) release Bristow Helicopter Group Limited from all guaranty and collateral obligations in respect of the 2019 Term Loan, (iii) modify certain negative covenants to, among other things, allow for future aircraft-related financings and related liens and investments and (iv) delete certain provisions relating to the Chapter 11 Cases, in light of the occurrence of the Effective Date of the Plan, including the deletion of the requirements to (x) deliver Variance Reports and (y) ensure that total operating disbursements and total receipts of the Company and its subsidiaries for certain specified periods did not exceed (with respect to disbursements) or were not less than (with respect to total receipts) the aggregate amount forecasted therefor for such period by more (with respect to disbursements) or less (with respect to total receipts) than a specified percentage of the forecasted amount. Following entry into the Fifth Term Loan Amendment on the Effective Date, the 2019 Term Loan is secured by substantially all assets, subject to certain exceptions, of the Company and the domestic guarantors, including substantially all aircraft, and certain specified collateral of BHC III and the foreign guarantors, including pledges of the equity interest of certain of the Company’s first tier foreign subsidiaries, BHC III and certain other specified foreign subsidiaries.

ABL Facility — On April 17, 2018, two of the Company’s subsidiaries entered into an asset-backed revolving credit facility (the “ABL Facility”), which provides for commitments in an aggregate amount of $75 million, with a portion allocated to each borrower subsidiary, subject to an availability block of $15 million and a borrowing base calculated by reference to eligible accounts receivable. The maximum amount of the ABL Facility could have been increased from time to time to a total of as much as $100 million, subject to the satisfaction of certain conditions, and any such increase would be allocated among the borrower subsidiaries. The ABL Facility had a maturity date of five years from the date of entry into the ABL Facility, subject to certain early maturity triggers related to maturity of other material debt or a change of control of the Company. Amounts borrowed under the ABL Facility are secured by certain accounts receivable owing to the borrower subsidiaries and the deposit accounts into which payments on such accounts receivable are deposited. As of March 31, 2020 (Successor), there were no outstanding borrowings under the ABL Facility nor had the borrowers thereunder made any draws during the five months ended March 31, 2020 (Successor) or the seven months ended October 31, 2019 (Predecessor). Letters of credit issued under the ABL Facility in the aggregate face amount of $16.2 million were outstanding on March 31, 2020 (Successor).

The Company amended the ABL Facility pursuant to a letter agreement, dated effective as of November 7, 2018 and made by it and agreed to by Barclays Bank PLC, on behalf of the finance parties under the ABL Facility (the “First ABL Amendment”). The First ABL Amendment amended the ABL Facility to, among other things, provide that certain of the provisions, including covenants and events of default contained therein, will exclude unrestricted subsidiaries (as designated under the Secured Indenture) from the requirements and defaults thereunder.

The Company also amended the ABL Facility pursuant to a letter agreement effective as of February 19, 2019 and made by it and agreed to by Barclays Bank PLC, on behalf of the finance parties under the ABL Facility (the “Second ABL Amendment”). Under the Second ABL Amendment, the Company received a waiver of any Default (as defined in the ABL Facility) that would otherwise exist or occur under the ABL Facility as a result of (i) the Company’s failure to provide its unaudited consolidated financial statements for the quarter ended December 31, 2018 within 45 days after the end of the quarter or (ii) certain representations and warranties not being correct when made due to the existence of any Default specified in the preceding clause (i); provided that the Company must provide such unaudited consolidated financial statements within 75 days after the end of the quarter. In addition, the Second ABL Amendment amended (i) the borrowing base determination provisions in the ABL Facility and (ii) the maturity date of the ABL Facility, which was previously five years from the date of the ABL Facility, to December 14, 2021 (in each case, subject to certain early maturity triggers related to maturity of other material debt or a change of control of us). The ABL Facility was further amended pursuant to a waiver letter on May 10, 2019 (the “First ABL Waiver”) and a waiver letter on September 30, 2019 (the “Second ABL Waiver”). The First ABL Waiver provided that the maturity date of December 14, 2021 shall be subject to certain early maturity triggers related to a Change of Control of the Company (as such definition was amended by the First ABL Waiver) or the date on which the Company or its subsidiaries enter into or modify debt agreements that would materially adversely impact the ability to perform obligations under the ABL Facility, any security that is not permitted security is granted over the share capital or assets of either borrower or the Chapter 11 Cases are dismissed or converted to a case under Chapter 7 of the Bankruptcy Code. The Second ABL Waiver further extended the delivery dates (i) for the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2019 until October 31, 2019 and (ii) for the Company’s unaudited consolidated financial statements for each of the fiscal quarters ended June 30, 2019 and September 30, 2019 until December 31, 2019.

On the Effective Date, the Company entered into an Amendment and Restatement, Confirmation and Waiver Agreement (the “ABL Amendment”) to the ABL Facility (together with the ABL Amendment, the “Amended ABL”), by and among the Company, as parent, Bristow Norway AS and Bristow Helicopters, as borrowers and guarantors, the financial institutions from time to time party thereto, as lenders, and Barclays Bank PLC, in its capacity as agent and security trustee. The ABL Amendment amended the ABL Facility in order to, among other things, (i) make permanent certain waivers of defaults or events of default that were previously provided during the pendency of the Chapter 11 Cases, (ii) confirm the existing maturity date of April 17, 2023, (iii) provide that the maximum amount of the Amended ABL may be increased, subject to satisfaction of certain conditions, from time to time to a total of as much as $115 million from its current aggregate maximum of $100 million, and (iv) provide for the accession at a later date of Bristow U.S. LLC as a co-borrower under the Amended ABL and the addition of certain of its receivables to the borrowing base and the collateral for the Amended ABL.

On January 23, 2020, in connection with the Merger Agreement, the Company and Barclays Bank PLC executed a commitment letter to amend or replace the Amended ABL in order to, among other things, increase the maximum amount of commitments thereunder to $112.5 million and to extend the maturity date thereof to five years from closing of the amendment or replacement, subject to certain early maturity triggers related to maturity of other material debt. Such amendment or replacement is conditional, among other things, on the consummation of the Merger and would provide for Era to replace the Company as the parent guarantor thereunder. The Company cannot provide assurance that commitments will be increased. The current commitment letter extends to July 23, 2020, at which time an extension would be required.

Lombard Debt — On November 11, 2016, certain of the Company’s subsidiaries entered into two, seven-year British pound sterling funded secured equipment term loans for an aggregate $200 million U.S. dollar equivalent with Lombard North Central Plc, a part of the Royal Bank of Scotland (the “Lombard Debt”). In December 2016, the first loan amount of $109.9 million (GBP 89.1 million) funded and the borrower prepaid scheduled principal payments of $4.5 million (GBP 3.7 million). The proceeds from this financing were used to finance the purchase by the borrower thereunder of three SAR aircraft utilized for the Company’s U.K. SAR contract from a subsidiary. In January 2017, the second loan amount of $90.1 million (GBP 72.4 million) funded. The proceeds from this financing were used to finance the purchase by the borrower thereunder of five SAR aircraft utilized for the Company’s U.K. SAR contract from a subsidiary. The borrowers’ respective obligations under the financings are guaranteed by the Company, and each financing is secured by the aircraft purchased by the applicable borrower with the proceeds of its loan. The credit agreements governing the Lombard Debt include covenants, including requirements to maintain, register and insure the respective SAR aircraft secured thereunder, and restrictions on the respective borrower thereunder to incur additional liens on or sell the respective SAR aircraft secured thereunder (except to the Company and its subsidiaries). Borrowings under the financings bear interest at an interest rate equal to the ICE Benchmark Administration Limited LIBOR (or the successor thereto) plus 2.25% per annum. The weighted-average interest rate was 2.85% and 3.10% as of March 31, 2020 (Successor) and March 31, 2019 (Predecessor), respectively. The financing which funded in December 2016 matures in December 2023 and the financing which funded in January 2017 matures in January 2024.

Repayment of the Lombard Debt can be accelerated upon the occurrence of an Event of Default and Event of Loss (each defined in their respective Lombard Debt credit agreements), or if it becomes unlawful for the lenders to maintain its term loan. The Lombard Debt can be repaid at any time at the option of the Company.

As discussed in Note 3, on the Effective Date, the Successor Company reinstated the Lombard Debt at its fair value of $145.3 million by recording a discount of $30.6 million (from $175.9 million par) to be amortized over the remaining life of the Lombard Debt using the effective interest method. Additionally, the Lombard Debt contained certain features that require bifurcation; however, the fair value of such bifurcated derivatives was determined to be immaterial to the financial statements. The Company will continue to measure and if material, present on the balance sheet the bifurcated derivatives at their fair values, with any change in fair value reflected in earnings.

Macquarie Debt — On February 1, 2017, one of the Company’s wholly-owned subsidiaries entered into the Macquarie Credit Agreement for a $200 million five-year secured equipment term loan with Macquarie Bank Limited (the “Macquarie Debt”). In conjunction with closing and funding under such term loan, the Company agreed to lease five helicopters for lease terms ranging from 60 to 63 months from Wells Fargo Bank Northwest, N.A., acting as owner trustee for Macquarie Aerospace Inc., an affiliate of Macquarie Bank Limited. The borrower’s obligations under the Macquarie Credit Agreement are guaranteed by the Company and secured by 20 oil and gas aircraft. The financing funded on March 7, 2017. Borrowings under the financing bear interest at an interest rate equal to the ICE Benchmark Administration Limited LIBOR (or the successor thereto) plus 5.35% per annum. The interest rate was 6.93% and 7.87% as of March 31, 2020 (Successor) and March 31, 2019 (Predecessor), respectively.

The Macquarie Credit Agreement governing the Macquarie Debt includes covenants, including requirements to maintain, register and insure the respective aircraft secured thereunder, and restrictions on the respective borrower thereunder to incur additional liens on or sell the respective aircraft secured thereunder (except to the Company and its subsidiaries). The Macquarie Debt originally matured in March 2022.

The parties entered into an amendment to the Macquarie Credit Agreement (the “Macquarie Amendment”) on the Effective Date. Among other things, the Macquarie Amendment (i) extended the maturity date of the loan made under the Macquarie Credit Agreement by 12 months to March 6, 2023, (ii) adjusted the loan amortization in accordance with the newly extended maturity date, (iii) confirmed that an event of default under four or more existing leases involving parties to the Macquarie Credit Agreement that remains unremedied after the applicable grace period for such an event of default will constitute an event of default under the Macquarie Credit Agreement and (iv) to the extent permitted by other debt instruments, provided for the collateralization of the obligations owed under such existing leases with the liens securing the Macquarie Credit Agreement. The Macquarie Debt can be accelerated upon an Event of Loss and Event of Default (each defined in the Macquarie Credit Agreement) or if it becomes unlawful for the lenders to maintain its term loan. The Macquarie Debt can be repaid at any time at the option of the Company.

As discussed in Note 3, on the Effective Date, the Successor Company reinstated the Macquarie Debt at its fair value of $151.5 million by recording a discount of $12.6 million (from $164.0 million par) to be amortized over the remaining life of the Macquarie Debt using the effective interest method. Additionally, the Macquarie Amendment contained features that would require bifurcation; however, the fair value of the derivative was determined to be immaterial to the financial statements. The Company will continue to measure and if material, present on the balance sheet the bifurcated derivatives at their fair values, with any changes in fair value reflected in earnings.

PK Air Debt — On July 17, 2017, a wholly-owned subsidiary Bristow Equipment Leasing Ltd., as borrower, entered into the PK Credit Agreement with PK AirFinance, as agent and security trustee, and PK Transportation Finance Ireland Limited (“PK Transportation”), as lender, and other lenders from time to time party thereto, which provided for commitments in an aggregate amount of up to $230 million to make up to 24 term loans (the “PK Air Debt”), each of which was made in respect of an aircraft pledged as collateral for all of the term loans. The term loans are also secured by a pledge of all shares of the borrower and any other assets of the borrower and are guaranteed by the Company. The financing funded in two tranches in September 2017.

Each term loan bears interest at an interest rate equal to, at the borrower’s option, a floating rate of one-month LIBOR plus a margin of 5% per annum (the “Margin”), subject to certain costs of funds adjustments, determined two business days before the borrowing date of each term loan, or a fixed rate based on a notional interest rate swap of 12 30-day months in respect of such term loan with a floating rate of interest based on one-month LIBOR, plus the Margin. The weighted-average interest rate was 5.84% as of March 31, 2020 (Successor).

The borrower is required to repay each term loan on an annuity basis, payable monthly in arrears starting on the seventh month following the date of the borrowing of such term loan, and prior to the Omnibus Effective Date (as defined herein) with a final payment of 53% of the initial amount of such term loan due on the 70th month following the date of the borrowing of such term loan.

The PK Air Debt can be accelerated upon the occurrence of Events of Default, Mandatory Prepayment Events, Final Disposition (each defined in the PK Credit Agreement) or if it becomes unlawful for the lenders to maintain its term loan. The PK Air Debt can also be repaid at the Company’s option at any time or upon the occurrence of a Market Disruption Event, a Restructuring Event, or Customer Contract Event (each defined in the PK Credit Agreement).

In connection with the PK Credit Agreement, the borrower guarantees certain of its direct parent’s obligations under existing aircraft operating leases up to a capped amount.

On October 3, 2019, the Company entered into an Omnibus Agreement (the “Omnibus Agreement”), dated the same date, among Bristow Equipment Leasing Ltd., as borrower, PK Transportation, as lender, PK AirFinance, as agent for the lender and as security trustee for the MAG Agent and the MAG Parties (each as defined in the PK Credit Agreement), PK AirFinance and PK Transportation. Through the Omnibus Agreement, the PK Air Debt was reinstated in accordance with the Plan. Pursuant to the Omnibus Agreement, effective upon satisfaction of the conditions precedent set forth in the Omnibus Agreement (the “Omnibus Effective Date”), the PK Credit Agreement was amended to, among other things, extend the maturity date of the 24 loans made under the PK Credit Agreement by 18 months to January 27, 2025 and increase the principal amount of the loans in an aggregate amount of approximately $17.3 million. The Omnibus Agreement also updated the amortization schedule as of October 3, 2019 to provide that, among other things, only interest will be payable on the loans for the six months following the Omnibus Effective Date, with a balloon amount of approximately $104.2 million due on the maturity date. Each loan is secured by an aircraft which has been pledged as collateral for the loans. The Omnibus Effective Date occurred on October 3, 2019.

The Omnibus Agreement also provides that the Borrower Guarantee and Indemnity Cap (as defined in the PK Credit Agreement) will be reduced by the amount of increased principal when paid. In the Omnibus Agreement, PK Transportation also agreed to waive certain events of default arising from breaches of covenants in other agreements as a result of the Chapter 11 Cases and failure to provide its financial statements by their required due dates.

As mentioned in Note 3, on the Effective Date, the Successor Company reinstated the PK Air Debt to fair value of $206.1 million by recording a discount of $13.8 million (from $219.9 million par) to be amortized over the remaining life of the PK Air Debt using the effective interest method. Additionally, the PK Credit Agreement contains features that require bifurcation; however, the fair value of the derivatives was determined to be immaterial to the financial statements. The Company will continue to measure and if material, present on the balance sheet the bifurcated derivatives at their fair values, with any change in fair value reflected in earnings.

Debtor-in-Possession Credit Agreement — In connection with the Chapter 11 Cases, on August 26, 2019, the Company entered into the Super-priority Secured Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”) among the Company, as lead borrower, BHC III, as co-borrower, the other Debtors and guarantors party thereto and other guarantors from time to time party thereto, the financial institutions or other entities from time to time party thereto, and Ankura Trust Company, LLC, as administrative agent and collateral agent. On August 27, 2019, the Company borrowed the full amount of the DIP Credit Agreement of $150 million at an 8.5% borrowing rate, with $37.5 million funded by holders of the 8.75% Senior Secured Notes and $112.5 million funded by holders of the Unsecured Notes, on the terms and subject to the conditions set forth in the DIP Credit Agreement. The Company borrowed the full amount, $75 million of which was used to pay down a portion of the 8.75% Senior Secured Notes discussed above and the remainder of which was to be used for general corporate purposes.

On the Effective Date, the Company repaid borrowings under the DIP Credit Agreement in exchange for New Stock, and the DIP Credit Agreement terminated pursuant to its terms. The DIP Facility included a contingent beneficial conversion feature which required measurement on October 31, 2019, the date the contingency was resolved upon emergence from Chapter 11. This resulted in the recognition of $56.9 million to the Predecessor Company’s additional paid in capital and interest expense.

Airnorth Debt — Airnorth’s outstanding debt includes an interest bearing term loan (the “Airnorth Debt”) of $7.6 million as of March 31, 2020 (Successor). The term loan primarily relates to the purchase of aircraft, matures in April 2023 and bears interest at LIBOR plus a margin of 2.85%. The term loan has customary covenants, including certain financial covenants, and varying principal payments.

Humberside Debt — Humberside Airport was approved for a business loan fund by the Hull City Council for £600k. In June 2019, Humberside Airport drew down £300k to help finance the enhancement of the Humberside Airport security system. Interest is paid at a rate of 1.94% and £15,000 capital repayment is due on a quarterly basis until December 31, 2024.

Other Debt — As of March 31, 2019 (Predecessor), other debt included amounts related to the deferral of certain aircraft lease payments with monthly payments of $0.4 million beginning in June 2019 (Predecessor) and final payment due May 2021. These amounts were included in the Omnibus Agreement described above.

Other Matters — Aggregate annual maturities (which excludes unamortized discount of $50.7 million) for all debt for the next five fiscal years and thereafter are as follows (in thousands) and does not reflect the impact of Chapter 11 Cases or the characterization of debt as current:

Successor
Fiscal year ending March 31
2021	$45,739
2022	47,206
2023	240,693
2024	153,294
2025	124,852
$611,784

Interest paid was $20.9 million, $41.4 million, $100.6 million and $78.1 million for the five months ended March 31, 2020 (Successor), seven months ended October 31, 2019 (Predecessor), fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor), respectively. Capitalized interest was zero, $0.2 million, $2.4 million and $3.4 million for the five months ended March 31, 2020 (Successor), seven months ended October 31, 2019 (Predecessor), fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor), respectively.